"Making Alaska Investible"

October 2014 / Miller Energy Resources AGM



Forward Looking Statements

Certain statements in this presentation and elsewhere by Miller Energy Resources, Inc. are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources, Inc. and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the potential for additional operating losses; material weaknesses in internal control over financial reporting and the need to enhance systems, accounting, controls and reporting performance; potential limitations imposed by debt covenants under the senior credit facilities on growth and the ability to meet business objectives; debt costs under existing senior credit facilities; the ability of the lenders to redetermine the borrowing base under the First Lien RBL; Miller's ability to meet the financial and production covenants contained in the First Lien RBL and/or Second Lien Credit Facility; whether Miller is able to complete or commence its drilling projects within its expected time frame or expected budget; the ability to recover proved undeveloped reserves; whether new productive assets can be successfully acquired, integrated and exploited in the future; whether production can be established on certain leases in a timely manner before expiration; whether the work commitments can be completed as required under the terms of the Susitna Basin Exploration Licenses; Miller's experience with horizontal drilling; risks associated with the hedging of commodity prices; dependence on third party transportation facilities; concentration risk in the market for the oil and natural gas produced in Alaska; the ability to perform under the terms of its oil and gas leases and exploration licenses with the Alaska DNR, including meeting the funding or work commitments of those agreements; uncertainties related to deficiencies identified by the SEC in our Form 10-K for 2011; the impact of natural disasters on Miller's Cook Inlet Basin operations; the effect of global market conditions on the ability to obtain reasonable financing and on the prices of Miller's publicly traded equity; limitations with respect to the issuance and/or designation of additional preferred stock; litigation risks; the imprecise nature of reserve estimates; risks related to drilling dry holes or wells without commercial quantities of hydrocarbons; fluctuating oil and gas prices and the impact on results from operations; the need to discover or acquire new reserves in the future to avoid declines in production; differences between the present value of cash flows from proved reserves and the market value of those reserves; industry risks that may be uninsurable; the potential for shortages or increases in costs of equipment, services and qualified personnel; strong industry competition; constraints on production and costs of compliance that may arise from current and future environmental, FERC and other statutes, rules and regulations at the state and federal level; the potential to incur substantial penalties and fines for noncompliance with applicable FERC administered statutes, rules, regulations and orders; new regulation on derivative instruments used to manage risk against fluctuating commodity prices; the potential impact of proposed federal, state, or local regulation regarding hydraulic fracturing; the effect that future environmental legislation could have on various costs; the impact of certain provisions included in the FY2015 U.S. federal budget on certain tax incentives and deductions Miller currently uses; that no dividends may be paid on our common stock for some time; cashless exercise provisions of outstanding warrants; market overhang related to outstanding options and warrants; the impact of non-cash gains and losses from derivative accounting on future financial results; risks to non-affiliate shareholders arising from the substantial ownership positions of affiliates; the effects of the change of control conversion features of the Series C and Series D Preferred Stock on a potential change of control; the junior ranking of the Series C and Series D Preferred Stock to the Series B Preferred Stock and all indebtedness; the ability to pay dividends on the Series C or Series D Preferred Stock; whether the Series C or Series D Preferred Stock is rated; the ability of the Series C or Series D Preferred Stockholders to exercise conversion rights upon a change of control; fluctuations in the market price of our Series C or Series D Preferred Stock; whether additional shares of Series C or Series D Preferred Stock or additional series of preferred stock that rank on parity with the Series C and Series D Preferred Stock are issued; the very limited voting rights held by the Series C and Series D Preferred Stockholders; the newness of the Series D Preferred Stock and the limited trading market of the Series C and Series D Preferred Stock; and risks related to the continued listing of the Series C and Series D Preferred Stock on the NYSE. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller Energy Resources, Inc.'s reports on file with United States Securities and Exchange Commission including its Annual Report on Form 10-K, as amended, for the fiscal year ended April 30, 2014. Capitalized terms used above but not defined above are defined in Miller's Annual Report. Miller Energy Resources, Inc.'s actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Executive Summary

Ryder Scott Total Proved Oil Reserves	11.7 MMBOE (1) $447.6 million (1)
Proved Reserves % Oil	62%
Company Operated % of Net Production	100%
AK Lease and Exploratory Acres	~600,000 gross acres(3)


ANCHORAGE
ConocoPhillips
Hilcorp
EXXON
Apache
Exploring What's Possible


AK, North Slope – Savant(2)
AK, Cook Inlet – WMRU & Redoubt
AK, Cook Inlet – North Fork

(1) Source: Ryder Scott reserve report dated 7/31/14

(2) Acquisition of Savant pending regulatory approval
(3) Includes ~168,000 acres under the Iniskin Peninsula exploration license, which is pending acceptance.

Value Proposition – "Making Alaska Investible"

Miller Energy Resources

Substantial Hydrocarbon Resources

State of the Art Infrastructure

Alaska D&C Funding and Commodity Price Environment

Balance Sheet Simplification/Cost of Capital Efficiencies

Increased Governance Independence and Internal Checks-and-Balances

Management / Board Alignment with Shareholders

Four Distinct Fields in Alaska

Miller Energy Resources

Cook Inlet, AK

Redoubt



- Current net production of approximately 860 BOE/D[2]
- P1: 2.8 MMBOE[3]
- P1+P2: 3.5 MMBOE[3]
- P1+P2+P3: 4.0 MMBOE[3]
- RU-9 included as a PUD as logged to TD and about to be completed and put online
- Redoubt 3P total reserves do not include credit for RU-12 and other step out wells, these are incremental
- Osprey platform has capacity for 21 wells producing 25,000 BOE/D in total

West McArthur River (WMRU)



- Current net production of approximately 1,500 BOE/D[2]
- P1: 4.9 MMBOE[3]
- P1+P2: 6.7 MMBOE[3]
- P1+P2+P3: 8.5 MMBOE[3]
- WMRU 3P total reserves do not include credit for Sabre, these are incremental
- 12,000 BBLS of storage and processing capacity at the West McArthur River processing facility
- Included West Forelands in reserves for WMRU

North Fork



- Current net production of approximately 7.3 MMCF/D[2]
- P1: 24.0 BCF[3]
- P1+P2: 59.5 BCF[3]
- P1+P2+P3: 118.4 BCF[3]
- Production increased in the short term as wells were choked back

North Slope, AK

Badami (Savant)[1]



- Net production of 600 BOE/D as of the effective date
- Midstream assets located in the Alaska North Slope with a design capacity of 38.5 MBPD and 50 miles of pipeline
- Approximately $6 MM of PDP PV-10 at the effective date with significant additional drilling opportunities
- Anticipated closing November 2014

(1) Acquisition pending regulatory approval
(2) Approximate as of 10/27/14, before fuel gas
(3) Statements regarding reserves are based on Ryder Scott reserve report dated 7/31/14

Favorable Alaskan Drilling Support and Pricing

State Drilling Support

- Through "tax credits," the state reimburses MILL in cash for 20%-40% of its D&C costs and 25% of its carried-forward annual loss credits.
  - Regardless of well success
  - Reimbursements applied for quarterly by MILL for D&C costs and annually for carried-forward loss
- MILL has received over 90% of its requests to-date

Cash Tax Credit Receipts*


$35.0
$28.0
$21.0
$14.0
$7.0
$0.0
$mm
$21.8
$31.2
$3.0
June
September
October

Attractive Commodity Pricing

- MILL receives AK North Slope minus $4 pricing for its oil
  - ANS typically trades at a premium / in-line with Brent
- The Company sells its gas at $6-$7/Mcf
  - Multi-year contract with ENSTAR at ~$7/Mcf
  - Spot sales above $6/Mcf

Commodity Price History


$120.00
$115.00
$110.00
$105.00
$100.00
$95.00
$90.00
$85.00
$80.00
31-Jul-13
31-Aug-13
30-Sep-13
31-Oct-13
30-Nov-13
31-Dec-13
31-Jan-14
28-Feb-14
31-Mar-14
30-Apr-14
31-May-14
30-Jun-14
31-Jul-14
31-Aug-14
30-Sep-14
Brent Crude
Alaska North Slope Crude

* Additional $21.2MM outstanding and $19 MM to be filed next month.

Increasing Capital Availability at a Decreasing Cost



Decreasing Cost of Capital
Guggenheim: 1st Lien
Apollo: 1st Lien $75MM
Apollo / HighBridge 2nd Lien $175MM
Apollo / HighBridge 2nd Lien: 11.75% $175MM
KeyBank, CIT, Mutual of Omaha, OneWest
RBL: L+300 to L+400 $60MM
Potential Opportunities
Potential HY with no financial maintenance covenants
Expanded RBL
Rig Sale Leaseback
Midstream MLP-options
Cost (Interest Rate)
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
25.00%
18.00%
11.75%
~10.00%
June 2011
June 2012
February 2014
June 2014

- Decreasing cost reflects the improved quality and diversity of the Company's assets
- Numerous high-quality institutions have diligenced MILL and provided capital
  - Apollo, HighBridge, KeyBank, CIT, Mutual of Omaha, OneWest

Pro Forma Capitalization

(in $000s)		Pro Forma 10/28/2014[1]
Revolving Credit Facility	(L+300 - L+400)	36,000.0
Second Lien Term Loan	(11.75%)	175,000.0
Rig 36 Capital Lease		3,014.0
Series B Preferred Stock		2,575.0
Total Debt		**216,589.0**
Series C Preferred Stock		69,101.0
Series D Preferred Stock		54,665.0
Common Equity[2]		158,438.2
Total Capitalization		**498,793.2**

Revolving Credit Facility

- $250 million facility
  - $60 million initial borrowing base
  - $36MM drawn as of 10/24/14
- Key credit facility terms include:
  - L+300 to L+400 pricing
  - Three (3) year maturity
  - Undrawn commitment fee of 50bps to 75bps
- Led and arranged by KeyBanc Capital Markets
- Other Lenders include: CIT Finance LLC, Mutual of Omaha Bank, and OneWest Bank N.A.

(1) Capital lease does not account for a small amount of principal paid in the period under the lease payment, revolving credit facility and common equity data are as of 10/28/14
(2) As of 10/28/2014

Proven Acquisition & Development Success

Miller Energy Resources

Production Growth (Net BOE/D)



4,000
3,000
2,000
1,000
0
573
899
3,070
436% Increase
2012
2013
2014



6,000
5,000
4,000
3,000
2,000
1,000
0
3,913
3,313
F1Q15 Net Prod'n
600
Savant
F1Q15

$34.0 MM invested in capital expenditures

FY2012

Completed a work-over on the **RU-1** crude oil well with an initial production of 482 BOE/D, exceeding the previous average flow rate under its previous operator of 125 BOE/D

Completed a work-over on the **RU-7** crude oil well with an initial production of 250 BOE/D, exceeding the projected flow rate of 120 BOE/D.

Purchased **Rig-35**

$37.9 MM invested in capital expenditures

FY2013

RU-4 gas well was brought online with a four point flow test of 1.7 million MMCF/D, exceeding the prior operator's production rate of 1.4 MMCF/D

RU-2 sidetrack completed with initial production rate of 1,281 BOE/D

RU-3 began production with a peak flow rate of 3.7 MMCF/D

RU-1 sidetrack completed with an initial production rates of over 700 BOE/D

$139.3 MM invested in capital expenditures

FY2014

RU-7 re-perforate and work-over

RU-1A sidetrack

RU-2A sidetrack

RU-5B sidetrack

Sword-1– new well

WMRU-8: new well

WMRU-2B: new well

Re-assessing capital plans to focus on lower-risk PUDs and to ensure appropriate returns are achieved and appropriate liquidity is maintained

FY2015E

RU-9 (in progress) – South Step Out

WF-3 (in progress) – gas workover

RU-3 and RU-4 - oil side tracks

RU-6 - PUD

North Fork PUDs – gas targets

Badami (Savant) –2 sidetracks/new wells

RU-12 – Northern Fault Block

Sabre-1 – Oil step out adjacent to WMRU field

Historical Production, Revenue & EBITDA

Production Growth (Net BOE/D - Excluding Savant)



4,000
3,000
2,000
1,000
0
144% Increase
1,375
2,124
2,450
3,070
3,349
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Quarterly Revenue

($ in thousands)



($000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
95% Increase
$13,008
$18,796
$16,628
$22,126
$25,379
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

10-Q/10-K reported Revenue data.

Quarterly Adjusted EBITDA

($ in thousands)



($000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$26,468
NOL Credit
1073% Increase
$14,001
$10,126
$5,865
$4,317
$1,194
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

10-Q/10-K reported Adjusted EBITDA data, 4Q included $16,342 of NOL Credits, shown by dotted segment in 4Q

Total Reserves

Near Term Additional Contingent Resources

- RU-12
- Sabre -1

1P Reserve PV-10: $448mm



Reserve PV-10 Value ($mm)
500
450
400
350
300
250
200
150
100
50
0
177
271
Proved Developed
PUD

1P Reserve Volumes: 11.7 mmboe



Total Volumes (mboe)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
5,348
6,360
Proved Developed
PUD

1,2,3P Reserve PV-10: $830mm



Reserve PV-10 Value ($mm)
900
800
700
600
500
400
300
200
100
0
198
184
448
1P
2P
3P

1,2,3P Reserve Volumes: 32.2 mmboe



Total Volumes (mboe)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
12,078
8,434
11,708
1P
2P
3P

1P, 2P & 3P per 7/31 Ryder Scott Report.

Large Reserve Base & Strong Asset Coverage


($ in millions)
Every $100MM of asset value translates into ~$2.15/share
$1,200
$1,000
$800
$600
$400
$200
$0
$1,044.4
P3, $198.0
P2, $183.6
P1, $447.6
Infrastructure & Rig, $175.0
Tax Credits, $40.2
$545.6
Equity, $158.4
Preferred, $123.8
Debt, $216.6
Significant asset coverage above corporate capitalization
$499MM current EV at $3.40/share

Sources: PV-10 values based on the Ryder Scott reserve report dated 7/31/14
Includes tax receivables estimate of $40.2 million, of which $21.2 million was applied for July 2014 and $19.0 million expected to be applied for October 2014
Source:10/31/13 HADCO International appraisal report; infrastructure value represents the orderly liquidation value and management estimates of rig acquisition and upgrade cost

Redoubt Shoal

Miller Energy RESOURCES


Osprey Platform
NORTH STEP OUT 2
NORTH STEP OUT 1
NORTHERN
CENTRAL
SOUTHERN
SOUTH STEP OUT
T007
014W

Highlights

- Positive DST tests in North & South step outs in 1960s
- Finalizing completion of RU-9
- Remain excited about RU-12
  - Near-term focus on shorter, lower-risk PUDs, however
- RU-1 drilled in Central fault in 2001 – 1,089 BOE/D IP & 10 mmbbls PUD
- RU-2 drilled in South fault 2002 – 1,954 BOE/D IP & 40 mmbbls PUD
- Wells have initial production characteristics of other fields in Cook Inlet
- 100% working interest

West McArthur River Unit


AOGCC
West McArthur River Unit
West McArthur River Unit
Trading Bay Unit
West Forelands Field
Cook Inlet
Cook Inlet, Alaska


WEST FORLAND GAS
Sabre (Estimate 15-25 MBBS)
Sword
WMRU currently producers

Highlights

- 13.3 MMBbls recovered from WMRU to date
- Greater than 20% primary recovery based on estimated oil in place
- Positive initial results from WMRU-2B with indications of additional primary recovery potential from fault block
- Sword step out well successfully drilled in November of 2013
- Actively exploring JV partners for Sabre
  - 3D seismic and DSTs suggest significantly larger opportunity than Sword
  - Garnering substantial JV interest
- Proved, producing field with existing infrastructure
- 100% working interest

North Fork Unit

- Includes six (6) natural gas wells, production and processing equipment and 15,464 acres
- Multi-year firm natural gas sales contract with ENSTAR (Alaska Utility) currently at $7.05/mcf
- Expected to add $20MM in annual revenue, with high operating margins
- Full field development of up to 24 additional wells (29 total locations), at an expected net cost of approximately $5 million per well
- Onsite natural gas well brought online in 2010 to power the facility



Cook Inlet
Creek
COSMOPOLITAN 1
Nikolaevsk
Department of the Interior - BOEM
Cook Inlet OCS sale 244 scheduled for 2016; to offer 1.17 million acres north of approximately 59.45 degrees North latitude.
Nikolaevsk
North Fork
Miller Energy
North Fork Unit
(Closed February 2014)
Homer
Kachemak
0 5 10 Miles



NORTH FORK UNIT
27
34
19
30
31
24
25
26
36
CONFIDENTIAL
29 Total Locations on 70-acre spacing
• 5 Producing wells
• 5 PUD Locations
• 12 PROB Locations
• 7 POSS Locations
• ~160 BCF un-risked reserves

North Slope Savant Acquisition – Badami

- Binding agreement to acquire Savant Alaska, LLC subject to due diligence and regulatory approval, for $9.0 MM
  - Savant to become wholly-owned subsidiary of MILL
- MILL to indirectly own 67.5% working interest in the Badami Unit, with ASRC Exploration, LLC remaining as a 32.5% working interest partner
- Will obtain a 100% working interest in nearby exploration leases
- Assets would bring approx. 1,100 BOPD gross and 600 BOPD net of current production
- Includes ownership of midstream assets located in the Alaska North Slope with a design capacity of 38,500 BOPD and 50 miles of pipeline, estimated to cost $300 MM to initially build out, with significantly higher replacement value
- Following regulatory approval, the transaction is expected to close by November 2014, with a May 1 economic effective date


Field Developments
Major Discoveries
Milne Point
Northstar
Kuparuk
Prudhoe Bay
Endicott
BPEX - LIBERTY 1
FIELD DISCOVERY
~120 MMBO
BADAMI FIELD
& FACILITY
Location Map


Badami Unit Production and Forecast Since November 2010 Restart
10,000
1,000
100
Oil Rate (bopd)
BP Oil
SAVANT ALASKA
Nov-10 Jan-11 May-11 Aug-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15
Base Forecast
Daily Sales

Alaska Drilling Rig Status

Rig	Terms	Size/Type	Location	Status	Future Plans	Mgmt. Est. Value
Rig-34	Company Owned	~750Hp, land based, ~6,000' depth	Nikiski	Stacked	Possibly use to drill Susitna well	$5 million
Rig-35	Company Owned	~2,000Hp, platform based, ~21,000' depth	Osprey	Drilling RU-9	Drill RU-3 post RU-4	$25 million
Rig-36	Company Owned	~2,400Hp, platform based, ~24,000' depth	Nikiski	Undergoing modifications to drill extended reach wells	Mobilize to WMRU, sidetrack WMRU-8 followed by spud of Sabre No.1	$8 million
Rig-37	Company Owned	~1,000Hp, land based, ~11,000' depth	Homer/North Fork	Located in North Fork fields	Will Spud well NF 24-25 in November following receipt of spacing permit	$7 million


Rig 35 on Osprey


Rig 36


Rig 37

Value Proposition – “Making Alaska Investible”

Miller Energy Resources

Substantial Hydrocarbon Resources

State of the Art Infrastructure

Alaska D&C Funding and Commodity Price Environment

Balance Sheet Simplification/Cost of Capital Efficiencies

Increased Governance Independence and Internal Checks-and-Balances

Management / Board Alignment with Shareholders

Contact Information

Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932-3425
Phone: 865-223-6575
info@millerenergyresources.com
www.millerenergyresources.com

Investor Relations
MZ Group - North America
Derek Gradwell
SVP, Natural Resources
Phone: 512-270-6990
dgradwell@mzgroup.us
www.mzgroup.us

Management Biographies

Scott M. Boruff - Mr. Boruff serves as our Executive Chairman and has previously served as a director and CEO from August 2008 to September 2014. Prior to joining our company, Mr. Boruff was a licensed investment banker. He served as a director from 2006 to 2007 of Cresta Capital Strategies, LLC, a New York investment banking firm that was responsible for closing transactions in the $150 to $200 M category. Mr. Boruff specialized in investment banking consulting services that included structuring of direct financings, recapitalizations, mergers and acquisitions, and strategic planning with an emphasis in the gas and oil field. As a commercial real estate broker for over 20 years, Mr. Boruff developed condominium projects, hotels, convention centers, golf courses, apartments and residential subdivisions. Mr. Boruff holds a Bachelor of Science in Business Administration from East Tennessee State University.

Mr. Carl F. Giesler, Jr. – Mr. Giesler serves as our CEO and is a director of the Company. Prior to joining Miller, Mr. Giesler was Managing Director of Investments at Harbinger Group Inc. (HGI), where he had primary responsibility for its energy investments. Prior to joining HGI in 2011, Mr. Giesler was the primary oil & gas analyst at Harbinger Capital Partners (HCP). Prior to joining HCP in 2008, Mr. Giesler served as Managing Director at AIG Financial Products Corp., where he had primary responsibility for its oil & gas investments. Prior to joining AIG FP, Mr. Giesler worked eight years in Morgan Stanley's energy investment banking group. He has also been a member of the board of directors of North American Energy Partners Inc. (NYSE: NOA). Mr. Giesler has a J.D. from Harvard Law School and a B.A. from the University of Virginia. He is also a CFA charterholder.

David M. Hall - Mr. Hall has served as our Chief Operating Officer since July 2013. He has been the Chief Executive Officer of our Cook Inlet Energy subsidiary since December 2009, and served on our Board of Directors from December 2009 to April 2014. Mr. Hall was the former Vice President and General Manager of Alaska Operations, Pacific Energy Resources Ltd. from January 2008 to December 2009. Before that time, from 2000 to 2008, he served as the Production Foreman and Lead Operator in Alaska for Forest Oil Corp, rising to Production Manager for all of Alaska operation for Forest Oil.

Jeff R. McInturff - Mr. McInturff, who joined the Company in February, 2014, serves as our Chief Accounting Officer and is expected to become our Interim Chief Financial Officer on November 14. Mr. McInturff, a Certified Public Accountant, has significant accounting experience with Sarbanes Oxley compliance, financial reporting and public filing requirements. Before joining, Mr. McInturff was previously the Director of Financial Reporting of Dura-Line Holdings Corporation, a global manufacturer of conduit and pipe from 2012 - 2014, and Director of Financial Reporting of Xinergy Ltd. a U.S. Central Appalachian producer of high quality thermal and premium metallurgical coal from 2011 – 2012. From 2010 to 2011, Mr. McInturff was Manager of External Reporting for SunCoke Energy, Inc., and served as Manager of SEC Reporting for King Pharmaceuticals, Inc. from 2006 – 2010 where his responsibilities included overseeing Securities Exchange Commission 10-K and 10-Q filings. Previously, Mr. McInturff held various positions with Deloitte LLP from 2000 – 2006 including Audit Manager from 2005 - 2006. Mr. McInturff earned a B.A. in Economics from the University of Tennessee, Knoxville and a M.S. in Accountancy from the College of Charleston, SC.

Hedging

Hedging Summary

- Over 80% of current net oil production hedged
- The North Fork Unit has the vast majority of its gas production effectively hedged through ENSTAR gas delivery contracts
  - Contract price currently $7.05/mcf
  - 2.3 BCF remaining as of September 2014

Current Hedging Schedule



2,500
2,000
1,500
1,000
500
0
$104
$102
$100
$98
$96
$94
$92
$90
$88
Feb-14
Jul-14
Dec-14
May-15
Oct-15
Mar-16
Aug-16
Hedge Volumes
Avg. Hedge Price

Hedge Summary

Period	Contract Type	Crude Oil (Brent Swaps) Volumes (Mbbls)	Crude Oil (Brent Swaps) Wtd. Avg. Swap Price
Jan. '14- April '15	Swap	718.4	$100.28
FY 2016	Swap	787.6	95.36
May '16 – Dec. '16	Swap	232.6	93.97